EXHIBIT 99.1

A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171

For Further Information:

Ed Quinn
+1 (847) 455-7111
Email: Inquiries@amcastle.com

FOR IMMEDIATE RELEASE
WEDNESDAY AUGUST 14, 2019

 A. M. CASTLE & CO. REPORTS SECOND QUARTER RESULTS
Company maintains favorable margins and improved profitability despite tightening of market conditions
OAK BROOK, IL, August 14, 2019 - A. M. Castle & Co. (OTCQX: CTAM) (the "Company" or "Castle"), a global distributor of specialty metal and supply chain solutions, today reported its second quarter 2019 financial results.
Second Quarter 2019 Financial Results Summary:

•	Generated net sales of $147.9 million, a 1.7% year-over-year decrease compared to $150.4 million in the second quarter of 2018, which had one more sales day, with sales per day flat year-over-year.

•	Reported an operating loss of $1.2 million, flat compared to the second quarter of 2018.

•
Reported a net loss of $8.3 million, which included $9.9 million of interest expense, of which $6.8 million was non-cash related to long-term debt held primarily by major shareholders, and $1.3 million was non-cash related to the Company's pension plan, compared to a net loss of $8.5 million for the second quarter of 2018, which included $8.1 million of interest expense, of which $5.2 million was non-cash related to long term-debt held primarily by major shareholders, and $1.2 million was non-cash related to the Company's pension plan.

•	Reported EBITDA of $3.5 million and adjusted EBITDA of $3.2 million in the second quarter of 2019 compared to EBITDA of $0.5 million and adjusted EBITDA of $2.2 million in the second quarter of 2018.

•	Maintained a stable gross material margin of 25.7% compared to 25.8% in the first quarter of 2019 and 26.2% in the second quarter of 2018.
Chairman and CEO Steve Scheinkman commented, "In light of the deteriorating market conditions in both demand and pricing experienced in the second quarter in many of the sectors we service, we are pleased by the resiliency of our efforts to continue to improve profitability. While our industrial-focused product lines faced head-winds, our aerospace business continued to remain strong."
President Marec Edgar added, "We continue to focus on selectively pursuing sales that are highly accretive, particularly those including our value-added service offerings. We believe this strategy will enable us to maintain a stable gross material margin and continue to achieve EBITDA in excess of cash interest expense during even downward pricing environments, such as we experienced this quarter. Coupled with the progress we have made in working capital management through the first half of 2019, we believe we are well positioned to generate positive cash flow to invest in our business and reduce debt in the remainder of 2019."
Mr. Edgar commented further, "We began to fully realize the impact of our new global supply organization in the second quarter. This included consistent reductions of aged inventory, improved overall stock levels, and real-time facilitation of our branches in moving higher cost inventory as certain markets softened, allowing us to avoid an overstocked position relative to the market and restock at lower replacement costs. Our focus for the second half of 2019 will be on continuing to improve the quality of our inventory and generating cash from even more efficient working capital utilization."
Executive Vice President of Finance and Administration Pat Anderson commented, "Our ongoing commitment to working capital efficiency is favorably impacting our cash flows from operations, which will allow us to continue to invest in the business and

EX-1-

decrease our debt burden. In fact, we have already started making principal payments against our revolving A credit facility during the third quarter of 2019."
Mr. Edgar concluded, "We believe the end markets we serve will remain extremely competitive for the remainder of 2019. Given that, we are focused on building upon the operational foundation we demonstrated in the first half of 2019 and continuing our momentum towards improved profitability."
About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and supply chain services, principally serving the producer durable equipment, commercial aircraft, heavy equipment, industrial goods, construction equipment, and retail sectors of the global economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries. It specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon. Together, Castle and its affiliated companies operate out of 21 metals service centers located throughout North America, Europe and Asia. Its common stock is traded on the OTCQX® Best Market under the ticker symbol "CTAM".
Non-GAAP Financial Measures
This release and the financial information included in this release include non-GAAP financial measures. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Investors should recognize that these non-GAAP financial measures might not be comparative to similarly titled measures of other companies. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in this release and in the attached financial statements, provides meaningful information, and therefore we use it to supplement our GAAP reporting and guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analysis of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods.
In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as loss before provision for income taxes plus depreciation and amortization, and interest expense, is widely used by the investment community for evaluation purposes and provides investors, analysts and other interested parties with additional information in analyzing the Company’s operating results. EBITDA, adjusted non-GAAP net loss and adjusted EBITDA are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company’s financial performance. Management uses EBITDA, adjusted non-GAAP net loss and adjusted EBITDA to evaluate the performance of the business.
Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the benefits that we expect to achieve from our working capital management initiative. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include our ability to effectively manage our operational initiatives and implemented restructuring activities, the impact of volatility of metals prices, the impact of imposed tariffs and/or duties, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

EX-2-

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	Three Months Ended		Six Months Ended
(Dollars in thousands, except per share data)	June 30,		June 30,
Unaudited	2019	2018	2019	2018
Net sales	$147,930	$150,414	$297,457	$296,287
Costs and expenses:
Cost of materials (exclusive of depreciation)	109,941	111,061	220,899	220,965
Warehouse, processing and delivery expense	20,541	21,165	40,818	41,520
Sales, general and administrative expense	16,477	16,974	32,979	33,522
Depreciation expense	2,130	2,362	4,251	4,738
Total costs and expenses	149,089	151,562	298,947	300,745
Operating loss	(1,159)	(1,148)	(1,490)	(4,458)
Interest expense, net	9,850	8,129	19,299	15,255
Other (income) expense, net	(2,480)	673	(4,082)	(4,101)
Loss before income taxes	(8,529)	(9,950)	(16,707)	(15,612)
Income tax benefit	(225)	(1,437)	(400)	(1,958)
Net loss	$(8,304)	$(8,513)	$(16,307)	$(13,654)

Reconciliation of Reported Net Loss to EBITDA and Adjusted EBITDA:
	Three Months Ended		Six Months Ended
(Dollars in thousands)	June 30,		June 30,
Unaudited	2019	2018	2019	2018
Net loss, as reported	$(8,304)	$(8,513)	$(16,307)	$(13,654)
Depreciation expense	2,130	2,362	4,251	4,738
Interest expense, net	9,850	8,129	19,299	15,255
Income tax benefit	(225)	(1,437)	(400)	(1,958)
EBITDA	3,451	541	6,843	4,381
Non-GAAP adjustments (a)	(238)	1,641	258	1,309
Adjusted EBITDA	$3,213	$2,182	$7,101	$5,690

(a) Refer to "Reconciliation of Reported Net Loss to Adjusted Non-GAAP Net Loss" table for additional details on these amounts.

EX-3-

Reconciliation of Reported Net Loss to Adjusted Non-GAAP Net (Loss) Income:
	Three Months Ended		Six Months Ended
(Dollars in thousands)	June 30,		June 30,
Unaudited	2019	2018	2019	2018
Net loss, as reported	$(8,304)	$(8,513)	$(16,307)	$(13,654)
Non-GAAP adjustments:
Noncash compensation expense	548	696	1,191	1,342
Foreign exchange (gain) loss on intercompany loans	(786)	945	(933)	(33)
Non-GAAP adjustments to arrive at Adjusted EBITDA	(238)	1,641	258	1,309
Non-cash interest expense(a)	6,765	5,232	13,182	9,766
Total non-GAAP adjustments	6,527	6,873	13,440	11,075
Tax effect of adjustments	—	—	—	—
Adjusted non-GAAP net loss	$(1,777)	$(1,640)	$(2,867)	$(2,579)

(a) Non-cash interest expense for the three months ended June 30, 2019 and June 30, 2018 includes interest paid in kind of $3,936 and $3,184, respectively, and amortization of debt discount of $2,829 and $2,048, respectively. Non-cash interest expense for the six months ended June 30, 2019 and June 30, 2018 includes interest paid in kind of $7,788 and $6,138, respectively, and amortization of debt discount of $5,394 and $3,628, respectively.

EX-4-

CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except par value data)	As of
Unaudited	June 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$6,534	$8,668
Accounts receivable	93,337	79,757
Inventories	157,715	160,686
Prepaid expenses and other current assets	10,593	14,344
Income tax receivable	1,268	1,268
Total current assets	269,447	264,723
Goodwill and intangible assets, net	8,176	8,176
Prepaid pension cost	2,131	1,754
Deferred income taxes	1,268	1,261
Right of use assets	32,175	—
Other noncurrent assets	867	1,278
Property, plant and equipment:
Land	5,579	5,577
Buildings	20,936	21,218
Machinery and equipment	40,734	38,394
Property, plant and equipment, at cost	67,249	65,189
Accumulated depreciation	(16,075)	(11,989)
Property, plant and equipment, net	51,174	53,200
Total assets	$365,238	$330,392
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$48,475	$42,719
Accrued and other current liabilities	13,109	16,631
Lease liabilities	6,725	—
Income tax payable	1,519	1,589
Short-term borrowings	7,979	5,498
Current portion of long-term debt	631	119
Total current liabilities	78,438	66,556
Long-term debt, less current portion	260,527	245,966
Deferred income taxes	6,478	7,540
Finance leases	8,483	61
Build-to-suit liability	—	9,975
Other noncurrent liabilities	2,964	3,334
Pension and postretirement benefit obligations	6,300	6,321
Lease liabilities	25,486	—
Commitments and contingencies
Stockholders’ deficit:
Common stock, $0.01 par value—200,000 Class A shares authorized with 3,818 shares issued and 3,650 shares outstanding at June 30, 2019, and 3,803 shares issued and outstanding at December 31, 2018	38	38
Additional paid-in capital	58,556	55,421
Accumulated deficit	(66,533)	(50,472)
Accumulated other comprehensive loss	(15,045)	(14,348)
Treasury stock, at cost — 168 shares at June 30, 2019 and no shares at December 31, 2018	(454)	—
Total stockholders’ deficit	(23,438)	(9,361)
Total liabilities and stockholders’ deficit	$365,238	$330,392

EX-5-

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	Six Months Ended
(Dollars in thousands)	June 30,
Unaudited	2019	2018
Operating activities:
Net loss	$(16,307)	$(13,654)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,251	4,738
Amortization of deferred financing costs and debt discount	5,394	3,628
Noncash interest paid in kind	7,788	6,138
(Loss) gain on sale of property, plant & equipment	154	(5)
Unrealized foreign currency gain	(748)	(11)
Noncash impact of operating leases	476	—
Deferred income taxes	(1,836)	—
Non-cash compensation expense	1,191	1,342
Other, net	—	298
Changes in assets and liabilities:
Accounts receivable	(13,354)	(17,283)
Inventories	3,213	(10,776)
Prepaid expenses and other current assets	3,764	(3,586)
Other noncurrent assets	(13)	806
Prepaid pension costs	(377)	(1,376)
Accounts payable	5,573	10,663
Income tax payable and receivable	(770)	(2,288)
Accrued and other current liabilities	(3,546)	964
Lease liabilities	(62)	—
Postretirement benefit obligations and other noncurrent liabilities	(89)	(195)
Net cash used in operating activities	(5,298)	(20,597)
Investing activities:
Capital expenditures	(2,627)	(3,379)
Proceeds from sale of property, plant and equipment	21	5
Net cash used in investing activities	(2,606)	(3,374)
Financing activities:
Proceeds from long-term debt including credit facilities	3,500	39,461
Repayments of long-term debt including credit facilities	—	(17,570)
Proceeds from (repayments of) short-term borrowings, net	2,528	(852)
Principal paid on finance leases	(301)	—
Payments of debt issue costs	—	(482)
Payments of build-to-suit liability	—	(897)
Net cash from financing activities	5,727	19,660
Effect of exchange rate changes on cash and cash equivalents	43	(157)
Net change in cash and cash equivalents	(2,134)	(4,468)
Cash and cash equivalents—beginning of year	8,668	11,104
Cash and cash equivalents—end of period	$6,534	$6,636

EX-6-

LONG-TERM DEBT
(Dollars in thousands)	As of
Unaudited	June 30, 2019	December 31, 2018

5.00% / 7.00% Second Lien Notes due August 31, 2022(a)	$187,048	$180,894
Floating rate Revolving A Credit Facility due February 28, 2022	111,988	108,488
12.00% Revolving B Credit Facility due February 28, 2022(b)	24,276	22,875
Less: unvested restricted Second Lien Notes due August 31, 2022	(826)	(1,378)
Less: unamortized discount	(61,604)	(64,491)
Less: unamortized debt issuance costs	(355)	(422)
Total long-term debt	260,527	245,966
Less: current portion of long-term debt	—	—
Total long-term portion	$260,527	$245,966
(a) Included in balance is interest paid in kind of $18,604 as of June 30, 2019 and $12,217 as of December 31, 2018.
(b) Included in balance is interest paid in kind of $2,776 as of June 30, 2019 and $1,375 as of December 31, 2018.

EX-7-